Business Review Day Americas Overview Cal Frese President, The Americas May 18, 2007 Exhibit 99.2

Trammell Crow Company Acquisition “The Perfect Fit”

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Trammell Crow Company Business Overview
Outsourcing Services
• Full suite of services for comprehensive outsourcing solutions
• Leading Global Corporate Services (GCS), Facilities
Management, Project Management & Consulting capabilities
• Legacy Asset Services depth and expertise
• Extensive blue-chip corporate and institutional client roster
Brokerage Services
• Complementary leasing and sales expertise
• $18+ billion transaction volume in 2006
• Formidable market presence in Texas & Southwest
Development Services
• Preeminent brand name
• 2,500+ buildings worth $50 billion developed since 1948
• Success throughout market cycles
• Now in cycle’s “sweet spot”

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Trammell Crow Company—2006 Revenue
Outsourcing
Services
57%
Development
Services
7%
Brokerage
Services
36%

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Strategic Rationale
Business:
Complementary alignment of business
• In GCS, we combined CBRE’s Transaction Management strength and
TCC’s outsourcing strength
• Added Asset Services clients thus enhancing critical mass
• In Brokerage, we strengthened our market position in Texas with very little domestic or global overlap
• Added new line of business and capabilities with Development Services
Financial:
Substantially strengthens business mix
• Diversifies revenue stream
• Adds more contractual fee-based services
• Scale provides both tools and resources as well as higher margin
Culture:
Viewed as high integrity and professional – a good match with
CBRE
Brand:
A respected, industry-leading brand that will add value to the
CBRE brand

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Integration Status—Structure
Quickly established leadership team
Executive leadership in place by 12/20/06
Field leadership in place by 1/30/07
Shared Services leadership in place by 1/30/07
New management team actively engaged in integration process
and direction
Operational integration is substantially complete; Shared Services integration well underway
Utilized “Best Athlete” approach throughout process

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Americas: Organization Chart
President
Cal Frese
Eastern Division
President
Jim Reid
Western Division
President
Steve Swerdlow
Canada/Latin America
President
Blake Hutcheson
Tri-State Division
Mary Ann Tighe, CEO
Mitch Rudin, President
Capital Markets
President
Brian Stoffers
Institutional & Corporate
Services
President
Mike Lafitte
Client Strategies
Vice Chairman
Bill Concannon
Asset Services
President
Jana Turner / Tony Long
Global Corporate Services-
Client Accounts
President
Diane Paddison
Project Management
Executive Managing Director
Ken Loeber
Facility Management
Executive Managing Director
Trevor Foster
Brokerage–Americas
President
Chris Ludeman
Investment Properties
President
Greg Vorwaller
Mortgage Brokerage
President
Brian Stoffers
Valuation
President
Doug Haney
Transaction Management
Executive Managing Director
Steve Belcher
Office Services
President
Chris Ludeman
Industrial
Executive
Managing Director
Jim Dieter
Retail
Executive
Managing Director
Anthony Buono
Research
Director
Ward Caswell
Former TCC employee

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Integration Status—Revenue
Strategic approach to revenue retention
Revenue retention consistent with underwriting
Retained all but one Corporate Services account
Retained virtually all of Asset Services portfolio
Maintained Development Services activity/pipeline at highest level historically

Americas Organization and Market Position

East
West
Tri-State
Canada/LA
Operations
Information Technology
Research and TWR
Marketing and Communications
Human Resources
Brokerage Services
Institutional and Corporate Services
Capital Markets
Valuation and Advisory

CBRE
CB RICHARD ELLIS

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Americas Structure
Drive Integration Throughout the Organization
Large, Multi-Dimensional Business
Managed As a Single Entity
• Evolving from decentralized
and autonomous
Matrix Management
• Geography
• Lines of Business
• Shared Services Functions
“Interconnected and interdependent to achieve client goals”

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2.5x nearest competitor
Thousands of clients, 85% of Fortune 100
2006 combined CBRE & TCC Revenue of $3,428 million
(4)
2006 combined CBRE & TCC EBITDA of $439 million
(5)
Strong organic revenue and earnings growth
#1
commercial real estate brokerage: $130.7
billion in value
(2)
#1
appraisal and valuation: 25,000
assignments
(2)
#1
property and facilities management: 1.1
billion sq. ft.
(1)
#2
commercial mortgage brokerage: $20.7
billion in value
(2)
$15 billion in investment assets under management
(3)
$8 billion of development projects in process/pipeline
(2)
Leading Global
Brand
Broad
Capabilities
Scale, Diversity
and Earnings
Power
100+ years
200+ offices
(1)
#1 in key US cities: NY, LA, Atlanta, Washington, Chicago,
Dallas, Miami, etc.
#1 in Lipsey brand survey for five consecutive years
(1) Includes partner and affiliate offices
(2) As of 12/31/2006
(3) As of 3/31/2007
(4) Combined revenue includes $921 million for TCC for the period January 1, 2006, through December 20, 2006.
(5) EBITDA excludes one-time items, including integration costs related to acquisitions and income related to investment in Savills.
Combined normalized EBITDA includes $76 million for TCC for the period January 1, 2006, through December 20, 2006.
Americas Platform

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2006 CBRE Standalone
(2)
2006
Combined.
(1)
(1) CBRE and TCC revenue for the period January 1, 2006, through December 31, 2006.
(2) CBRE standalone includes TCC revenue for the period December 20, 2006, through December 31, 2006.
2006 Americas Revenue Breakdown
35%
28%
27%
5%
1%
4%
($ in millions)
2006 Combined
(1)
2006
(2)
2005 % Change
Leasing 1,207.6 978.3 815.1 20
Sales 959.0 846.2 796.4 6
Property and Facilities Management 934.1 360.3 291.1 24
Appraisal and Valuation 127.8 127.8 103.7 23
Commercial Mortgage Brokerage 157.5 157.4 140.4 12
Other 42.4 36.9 26.1 41
Total 3,428.4 2,506.8 2,172.9 15
Year ended December 31,
39%
34%
14%
6%
2%
5%

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CBRE vs Competition
$3,428
$620
$1,289
$1,010
228
380
$490
$1,500
67
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
CBRE & TCC Jones Lang LaSalle Cushman &
Wakefield
Grubb & Ellis
Americas Europe & Asia Development Global Investment Management
Revenues for the 12 months ended December 31, 2006.
(Millions)
Sources: Company Reports
Financial Times, January 31, 2007 (for C&W)
(1) Americas vs. International breakdown not available
$5,012 $5,012
$2,010
(1)

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Strategy
Drive advantages of “new” platform to corporate clients
Cross-sell unique array and depth of services throughout Americas and global footprint; focus on multiple services and share of wallet
Export Outsourcing services to EMEA and Asia Pacific
Source high-impact in-fill acquisitions and strategic recruitment
Leverage world-class Shared Services organization